EXHIBIT 2.2

                     CERTIFICATE OF OWNERSHIP AND MERGER


  Pursuant to the provisions of the General Corporation Law of the State of Delaware, the undersigned, AMC Philadelphia, Inc., a Delaware corporation ("AMCP"), and Concord Cinema, Inc., a Delaware corporation, ("Concord"), each certifies as follows:

     1. AMCP, pursuant to Section 253 of the General Corporation Law of the State of Delaware, has adopted a Plan and Agreement of Liquidation and Merger (the "Plan"), a copy of which is attached hereto and incorporated herein by this reference, pursuant to which Concord shall be merged into and with AMCP.

     2. On March 25, 1996, the Board of Directors of AMCP, by statement of unanimous consent to action, adopted the following resolutions approving the Plan and Agreement of Liquidation and Merger:

          WHEREAS, it is in the best interests of this corporation to enter into a Plan and Agreement of Liquidation and Merger with Concord Cinema, Inc.
     ("Concord"), a Delaware corporation, pursuant to which Concord will be merged into and with this corporation;

          NOW, THEREFORE, BE IT RESOLVED, that the Plan and
     Agreement of Liquidation and Merger (the "Plan") dated this date between this corporation and Concord, a copy of which is attached hereto and incorporated herein by this reference, be, and it hereby is, adopted and approved in all respects as and for a binding obligation of this corporation; and

          FURTHER RESOLVED, that the Chairman, or any Executive Vice President of this corporation be, and each of such officers hereby is, authorized and directed in the name of and on behalf of this corporation, and under its corporate seal attested by its Secretary or any Assistant Secretary, to execute, seal, verify, acknowledge and deliver the Plan substantially in the form attached hereto, with such changes therefrom, if any, as the officer executing the same may approve, such approval to be conclusively evidenced by the signature of such officer; and

          FURTHER RESOLVED, that the Chairman, or any Executive Vice President of this corporation be, and each of such officers hereby is, authorized and directed in the name of and on behalf of this corporation to cause a document entitled "Certificate of Ownership and Merger" to be prepared, executed, acknowledged and filed with the Delaware Secretary of State in accordance with the provisions of the General Corporation Law of the State of Delaware and to take such other action, including the making of one or more filings with the appropriate government agencies or offices of other states in which this corporation or Concord is qualified to transact business, as may be necessary or appropriate to cause the merger to be effective in Delaware and such other states; and

          FURTHER RESOLVED, that the officers of this corporation be, and they hereby are, authorized and directed, in the name of and on behalf of this corporation and under its corporate seal, to execute and deliver all such further agreements, certificates and other instruments and to take all such further actions as any such officer may consider necessary or appropriate in order to effect the merger of Concord into this corporation in accordance with the terms, conditions and provisions of the Plan and to carry out the purpose and intent of these resolutions.

          3. AMCP owns all of the outstanding shares of the sole class of stock of Concord. AMCP shall maintain its ownership of at least 90% of the outstanding shares of each class of stock of Concord until the issuance of a Certificate of Merger by the Delaware Secretary of State.

     IN WITNESS WHEREOF, this Certificate of Ownership and Merger has been executed on behalf of AMC Philadelphia, Inc. by Peter C. Brown, Executive Vice President of the corporation, and on behalf of Concord Cinema, Inc. by Peter C. Brown, Executive Vice President of the corporation, and the corporate seal of each such corporation has been affixed hereto and attested to by the Secretary of the respective corporation on March 26, 1996.


                              AMC PHILADELPHIA, INC.



                              By: /s/ Peter C. Brown
                              Peter C. Brown,
                                Executive Vice President
(SEAL)

ATTEST:



/s/ Nancy L. Gallagher
Nancy L. Gallagher, Secretary

STATE OF MISSOURI   )
                    )   ss.
COUNTY OF JACKSON   )

     I, the undersigned, a notary public, do hereby certify that on the 26th day of March, 1996, personally appeared before me Peter C. Brown, who, being by me first duly sworn, declared that he is the Executive Vice President of AMC Philadelphia, Inc., a Delaware corporation, that he signed the foregoing document as Executive Vice President of said corporation, and that the statements contained therein are true.

     In witness whereof, I have hereunto set my hand and affixed my official seal the day and year last above written.


                                   /s/ Susan Diane Slusher
                                   Notary Public in and for
said County and State

My Commission expires:

May 10, 1996

                              CONCORD CINEMA, INC.



                              By: /s/ Peter C. Brown
                                  Peter C. Brown,
                                  Executive Vice President

(SEAL)

ATTEST:



/s/ Nancy L. Gallagher
Nancy L. Gallagher, Secretary




STATE OF MISSOURI   )
                    )  ss.
COUNTY OF JACKSON   )

     I, the undersigned, a notary public, do hereby certify that on the 26th day of March, 1996, personally appeared before me Peter C. Brown, who, being by me first duly sworn, declared that he is the Executive Vice President of Concord Cinema, Inc., a Delaware corporation, that he signed the foregoing document as Executive Vice President of said corporation, and that the statements contained therein are true.

     In witness whereof, I have hereunto set my hand and affixed my official seal the day and year last above written.



                              /s/ SUSAN DIANE SLUSHER
                                    Notary Public in
and for said
County and State

My Commission expires:

/s/ May 10, 1996

        PLAN AND AGREEMENT OF LIQUIDATION AND MERGER





     This Plan and Agreement of Liquidation and Merger (the "Plan") is made on March 26, 1996, by AMC Philadelphia, Inc., a Delaware corporation ("AMCP"), and Concord Cinema, Inc., a Delaware corporation ("Concord"). On the Effective Date (as defined in paragraph 4 below), AMCP shall own all of the shares of the sole class of stock of Concord. It is intended that the merger contemplated by the Plan shall constitute a liquidation of Concord in which no taxable gain or loss is recognized pursuant to Section 332 of the Internal Revenue Code of 1986, as amended. The terms and conditions of the Plan are as follows:

     1. Names of Corporations. The names of the corporations proposing to merge are:


                           AMC Philadelphia, Inc.

                                     and

                            Concord Cinema, Inc.


     2. Merger. On the Effective Date AMCP and Concord shall merge into a single corporation by Concord merging into AMCP.

     3. Name of Surviving Corporation. The name of AMC Philadelphia, Inc., which is to be the surviving corporation, shall not be changed as a result of the merger.

     4. Effective Date. The merger shall be effected at the close of business on March 28, 1996 (the "Effective Date").

     5. Effect of Merger. (a) On the Effective Date, the separate existence of Concord shall cease, except to the extent that its separate existence may be continued by law. The existence of AMCP shall continue unaffected and unimpaired by the merger, and AMCP shall after the Effective Date have all of the rights, privileges, immunities and powers, and shall be subject to all of the duties and liabilities, of a corporation organized under the General Corporation Law of the State of Delaware.

          (b) On the Effective Date, AMCP shall have and thereafter possess all the rights, privileges, immunities, powers and franchises, of a public as well as of private nature, of Concord, and all property, real, personal and mixed, and all debts due on whatever account and all other choses in action, and every other interest of or belonging to or due to Concord shall be taken and deemed to be transferred to and vested or remain in AMCP without further act or deed (and the title to any real estate, or any interest therein, vested in the merging corporations shall not revert or be in any way impaired by reason of the merger).

          (c) Upon the Effective Date and thereafter, AMCP shall be responsible and liable for all the liabilities and obligations of Concord, and any claim existing or action or proceeding pending by or against any of such entities may be prosecuted to judgment as if such merger had not taken place or, in the case of Concord, AMCP may be substituted in its place. Neither the rights of creditors nor any liens upon the property of the merging corporations shall be impaired by the merger.

          (d) The respective officers of Concord are hereby authorized to execute all deeds, assignments and other documents which may be necessary to effect the full and complete transfer of the properties of such corporations to AMCP. The officers of AMCP are hereby authorized to execute and deliver any and all documents which may be required of it in order for it to assume or otherwise comply with any liability or obligation of Concord. If at any time AMCP shall determine that any further documents are necessary or desirable to vest in it, according to the terms hereof, the title to any property, rights, privileges, immunities, powers or franchises of Concord, then the officers of such entities shall execute and deliver all such documents and do all things necessary to vest in and confirm to AMCP title and possession to all such property, rights, privileges, immunities, powers and franchises, and to otherwise carry out the purposes of this Plan.

     6. Cancellation of Shares. (a) The manner and basis of cancelling the shares of stock of the merging corporations shall be as follows:

          (i) On the Effective Date, each share of the authorized $1.00 par value common stock of AMCP, whether or not issued and outstanding, shall continue to be one share of the $1.00 par value common stock of AMCP.

          (ii) On the Effective Date, each of the ten (10) shares of the $100.00 par value common stock of Concord which are issued and outstanding (whether or not such shares are in all respects validly issued) and owned of record by AMCP shall be cancelled.

     7. Articles of Incorporation; Bylaws; Directors; Officers. The Articles of Incorporation and Bylaws of AMCP shall not be changed by or as a result of the merger. The directors and officers of AMCP prior to the merger shall continue in such offices after the merger.

     8. Further Action. Each of the merging corporations shall take all actions and do all things necessary, proper, or advisable under the laws of the State of Delaware to consummate and make effective the merger contemplated herein.


     IN WITNESS WHEREOF, this Plan and Agreement of Liquidation and Merger has been signed on behalf of AMC Philadelphia, Inc. by Peter C. Brown, its Executive Vice President and on behalf of Concord Cinema, Inc. by Peter C. Brown, its Executive Vice President, and the corporate seal of each corporation has been affixed hereto and attested to by the Secretary of each corporation, respectively, on the date first above written.

                              AMC PHILADELPHIA, INC.



                              By: /s/ Peter C. Brown
                                    Peter C. Brown, Executive Vice
President

(SEAL)

ATTEST:



/s/ Nancy L. Gallagher
Nancy L. Gallagher, Secretary


                              CONCORD CINEMA, INC.



                              By: /s/ Peter C. Brown
                              Peter C. Brown,
                              Executive Vice President

(SEAL)

ATTEST:



/s/ Nancy L. Gallagher
Nancy L. Gallagher, Secretary

EXHIBIT 2.3




                             ARTICLES OF MERGER





     Pursuant to the provisions of The General and Business Corporation Law of Missouri, the undersigned, American Multi-Cinema, Inc., a Missouri corporation ("AMC"), and Conservco, Inc., a Missouri corporation, ("Conservco"), each certifies as follows:

     1. AMC, pursuant to Section 351.447 of The General and Business Corporation Law of Missouri, has adopted a Plan and Agreement of Liquidation and Merger (the "Plan"), a copy of which is attached hereto and incorporated herein by this reference, pursuant to which Conservco shall be merged into and with AMC.

     2. On March 25, 1996, the Board of Directors of AMC, by statement of unanimous consent to action, adopted the following resolutions approving the Plan and Agreement of Liquidation and Merger:

          WHEREAS, it is in the best interests of this corporation to enter into a Plan and Agreement of Liquidation and Merger with Conservco, Inc.
     ("Conservco"), a Missouri corporation, pursuant to which Conservco will be merged into and with this corporation;

          NOW, THEREFORE, BE IT RESOLVED, that the Plan and Agreement of Liquidation and Merger (the "Plan") dated this date between this corporation and Conservco, a copy of which is attached hereto and incorporated herein by this reference, be, and it hereby is, adopted and approved in all respects as and for a binding obligation of this corporation; and

          FURTHER RESOLVED, that the Chairman and President, or any Executive Vice President of this corporation be, and each of such officers hereby is, authorized and directed in the name of and on behalf of this corporation, and under its corporate seal attested by its Secretary or any Assistant Secretary, to execute, seal, verify, acknowledge and deliver the Plan substantially in the form attached hereto, with such changes therefrom, if any, as the officer executing the same may approve, such approval to be conclusively evidenced by the signature of such officer; and

          FURTHER RESOLVED, that the Chairman and President, or any Executive
     Vice President of this corporation be, and each of such officers hereby is, authorized and directed in the name of and on behalf of this corporation to cause a document entitled "Articles of Merger" to be prepared, executed, acknowledged and filed with the Missouri Secretary of State in accordance with the provisions of The General and Business Corporation Law of Missouri and to take such other action, including the making of one or more filings with the appropriate government agencies or offices of other states in which this corporation or Conservco is qualified to transact business, as may be necessary or appropriate to cause the merger to be effective in Missouri and such other states; and

          FURTHER RESOLVED, that the officers of this corporation be, and they hereby are, authorized and directed, in the name of and on behalf of this corporation and under its corporate seal, to execute and deliver all such further agreements, certificates and other instruments and to take all such further actions as any such officer may consider necessary or appropriate in order to effect the merger of Conservco into this corporation in accordance with the terms, conditions and provisions of the Plan and to carry out the purpose and intent of these resolutions.

          3. AMC owns all of the outstanding shares of the sole class of stock of Conservco. AMC shall maintain its ownership of at least 90% of the outstanding shares of each class of stock of Conservco until the issuance of a Certificate of Merger by the Missouri Secretary of State.

     IN WITNESS WHEREOF, these Articles of Merger have been executed on behalf of American Multi-Cinema, Inc. by Peter C. Brown, Executive Vice President of the corporation, and on behalf of Conservco, Inc. by Peter C. Brown, Executive Vice President of the corporation, and the corporate seal of each such corporation has been affixed hereto and attested to by the Secretary of the respective corporation on March 26, 1996.


                              AMERICAN MULTI-CINEMA, INC.



                              By: /s/ Peter C. Brown
                                        Peter C. Brown,
                                        Executive Vice President
(SEAL)

ATTEST:



/s/ Nancy L. Gallagher
Nancy L. Gallagher, Secretary

STATE OF MISSOURI   )
                    )   ss.
COUNTY OF JACKSON   )

     I, the undersigned, a notary public, do hereby certify that on the 26th day of March, 1996, personally appeared before me Peter C. Brown, who, being by me first duly sworn, declared that he is the Executive Vice President of American Multi-Cinema, Inc., a Missouri corporation, that he signed the foregoing document as Executive Vice President of said corporation, and that the statements contained therein are true.

     In witness whereof, I have hereunto set my hand and affixed my official seal the day and year last above written.


                              /s/ Susan Diane Slusher
                                          Notary Public in and for said
County and State

My Commission expires:

May 10, 1996

                              CONSERVCO, INC.



                              By:    /s/ PETER C. BROWN
                                         Peter C. Brown,
                                       Executive Vice President

(SEAL)

ATTEST:



/s/ Nancy L. Gallagher
Nancy L. Gallagher, Secretary




STATE OF MISSOURI   )
                    )  ss.
COUNTY OF JACKSON   )

     I, the undersigned, a notary public, do hereby certify that on the 26 day of March, 1996, personally appeared before me Peter C. Brown, who, being by me first duly sworn, declared that he is the Executive Vice President of Conservco, Inc., a Missouri corporation, that he signed the foregoing document as Executive Vice President of said corporation, and that the statements contained therein are true.

     In witness whereof, I have hereunto set my hand and affixed my official seal the day and year last above written.



                                    /s/ SUSAN DIANE SLUSHER
                                       Notary Public in and for said
                                       County and State

My Commission expires:
MAY 10, 1996

                PLAN AND AGREEMENT OF LIQUIDATION AND MERGER



     This Plan and Agreement of Liquidation and Merger (the "Plan") is made on March 25, 1996, by American Multi-Cinema, Inc., a Missouri corporation ("AMC"), and Conservco, Inc., a Missouri corporation ("Conservco"). On the Effective Date (as defined in paragraph 4 below), AMC shall own all of the shares of the sole class of stock of Conservco. It is intended that the merger contemplated by the Plan shall constitute a liquidation of Conservco in which no taxable gain or loss is recognized pursuant to Section 332 of the Internal Revenue Code of 1986, as amended. The terms and conditions of the Plan are as follows:

     1. Names of Corporations. The names of the corporations proposing to merge are:


                         American Multi-Cinema, Inc.

                                     and

                               Conservco, Inc.


     2. Merger. On the Effective Date AMC and Conservco shall merge into a single corporation by Conservco merging into AMC.

     3. Name of Surviving Corporation. The name of American Multi-Cinema, Inc., which is to be the surviving corporation, shall not be changed as a result of the merger.

     4. Effective Date. The merger shall be effected at the close of business on March 28, 1996 (the "Effective Date").

     5. Effect of Merger. (a) On the Effective Date, the separate existence of Conservco shall cease, except to the extent that its separate existence may be continued by law. The existence of AMC shall continue unaffected and unimpaired by the merger, and AMC shall after the Effective Date have all of the rights, privileges, immunities and powers, and shall be subject to all of the duties and liabilities, of a corporation organized under The General and Business Corporation Law of Missouri.

          (b) On the Effective Date, AMC shall have and thereafter possess all the rights, privileges, immunities, powers and franchises, of a public as well as of private nature, of Conservco, and all property, real, personal and mixed, and all debts due on whatever account and all other choses in action, and every other interest of or belonging to or due to Conservco shall be taken and deemed to be transferred to and vested or remain in AMC without further act or deed (and the title to any real estate, or any interest therein, vested in the merging corporations shall not revert or be in any way impaired by reason of the merger).

          (c) Upon the Effective Date and thereafter, AMC shall be responsible and liable for all the liabilities and obligations of Conservco, and any claim existing or action or proceeding pending by or against any of such entities may be prosecuted to judgment as if such merger had not taken place or, in the case of Conservco, AMC may be substituted in its place. Neither the rights of creditors nor any liens upon the property of the merging corporations shall be impaired by the merger.

          (d) The respective officers of Conservco are hereby authorized to execute all deeds, assignments and other documents which may be necessary to effect the full and complete transfer of the properties of such corporations to AMC. The officers of AMC are hereby authorized to execute and deliver any and all documents which may be required of it in order for it to assume or otherwise comply with any liability or obligation of Conservco. If at any time AMC shall determine that any further documents are necessary or desirable to vest in it, according to the terms hereof, the title to any property, rights, privileges, immunities, powers or franchises of Conservco, then the officers of such entities shall execute and deliver all such documents and do all things necessary to vest in and confirm to AMC title and possession to all such property, rights, privileges, immunities, powers and franchises, and to otherwise carry out the purposes of this Plan.

     6. Cancellation of Shares. (a) The manner and basis of cancelling the shares of stock of the merging corporations shall be as follows:

          (i) On the Effective Date, each share of the authorized $.0625 par value common stock of AMC, whether or not issued and outstanding, shall continue to be one share of the $.0625 par value common stock of AMC.

          (ii) On the Effective Date, each of the 1,000 shares of the $1.00 par value common stock of Conservco which are issued and outstanding (whether or not such shares are in all respects validly issued) and owned of record by AMC shall be cancelled.

     7. Articles of Incorporation; Bylaws; Directors; Officers. The Articles of Incorporation and Bylaws of AMC shall not be changed by or as a result of the merger. The directors and officers of AMC prior to the merger shall continue in such offices after the merger.

     8. Further Action. Each of the merging corporations shall take all actions and do all things necessary, proper, or advisable under the laws of the State of Missouri to consummate and make effective the merger contemplated herein.



     IN WITNESS WHEREOF, this Plan and Agreement of Liquidation and Merger has been signed on behalf of American Multi-Cinema, Inc. by Peter C. Brown, its Executive Vice President and on behalf of Conservco, Inc. by Peter C. Brown, its Executive Vice President, and the corporate seal of each corporation has been affixed hereto and attested to by the Secretary of each corporation, respectively, on the date first above written.

                              AMERICAN MULTI-CINEMA, INC.



                              By: /s/ Perter C. Brown
                                    Peter C. Brown,
                                    Executive Vice President

(SEAL)

ATTEST:



/s/ Nancy L. Gallagher
Nancy L. Gallagher, Secretary


                              CONSERVCO, INC.



                              By:/s/ Perter C. Brown
                                    Peter C. Brown,
                                    Executive Vice President

(SEAL)

EXHIBIT 2.4




                             ARTICLES OF MERGER





     Pursuant to the provisions of The General and Business Corporation Law of Missouri, the undersigned, American Multi-Cinema, Inc., a Missouri corporation ("AMC"), and AMC Film Marketing, Inc., a Missouri corporation, ("AMCFM"), each certifies as follows:

     1. AMC, pursuant to Section 351.447 of The General and Business Corporation Law of Missouri, has adopted a Plan and Agreement of Liquidation and Merger (the "Plan"), a copy of which is attached hereto and incorporated herein by this reference, pursuant to which AMCFM shall be merged into and with AMC.

     2. On November 30, 1995 and reconfirmed on March 28, 1996, the Board of Directors of AMC, by statement of unanimous consent to action, adopted the following resolutions approving the Plan and Agreement of Liquidation and Merger:

          WHEREAS, it is in the best interests of this corporation to enter into a Plan and Agreement of Liquidation and Merger with AMC Film Marketing, Inc.
     ("AMCFM"), a Missouri corporation, pursuant to which AMCFM will be merged into and with this corporation;

          NOW, THEREFORE, BE IT RESOLVED, that the Plan and Agreement of Liquidation and Merger (the "Plan") dated this date between this corporation and AMCFM, a copy of which is attached hereto and incorporated herein by this reference, be, and it hereby is, adopted and approved in all respects as and for a binding obligation of this corporation; and

          FURTHER RESOLVED, that the Chairman and President, or any Executive Vice President of this corporation be, and each of such officers hereby is, authorized and directed in the name of and on behalf of this corporation, and under its corporate seal attested by its Secretary or any Assistant Secretary, to execute, seal, verify, acknowledge and deliver the Plan substantially in the form attached hereto, with such changes therefrom, if any, as the officer executing the same may approve, such approval to be conclusively evidenced by the signature of such officer; and

          FURTHER RESOLVED, that the Chairman and President, or any Executive
     Vice President of this corporation be, and each of such officers hereby is, authorized and directed in the name of and on behalf of this corporation to cause a document entitled "Articles of Merger" to be prepared, executed, acknowledged and filed with the Missouri Secretary of State in accordance with the provisions of The General and Business Corporation Law of Missouri and to take such other action, including the making of one or more filings with the appropriate government agencies or offices of other states in which this corporation or AMCFM is qualified to transact business, as may be necessary or appropriate to cause the merger to be effective in Missouri and such other states; and

          FURTHER RESOLVED, that the officers of this corporation be, and they hereby are, authorized and directed, in the name of and on behalf of this corporation and under its corporate seal, to execute and deliver all such further agreements, certificates and other instruments and to take all such further actions as any such officer may consider necessary or appropriate in order to effect the merger of AMCFM into this corporation in accordance with the terms, conditions and provisions of the Plan and to carry out the purpose and intent of these resolutions.

          3. AMC owns all of the outstanding shares of the sole class of stock of AMCFM. AMC shall maintain its ownership of at least 90% of the outstanding shares of each class of stock of AMCFM until the issuance of a Certificate of Merger by the Missouri Secretary of State.

     IN WITNESS WHEREOF, these Articles of Merger have been executed on behalf of American Multi-Cinema, Inc. by Peter C. Brown, Executive Vice President of the corporation, and on behalf of AMC Film Marketing, Inc. by Peter C. Brown, Executive Vice President of the corporation, and the corporate seal of each such corporation has been affixed hereto and attested to by the Secretary of the respective corporation on April 2, 1996.


                              AMERICAN MULTI-CINEMA, INC.



                              By: /s/ Peter C. Brown
                                Peter C. Brown,
                                Executive Vice President
(SEAL)

ATTEST:



/s/ Nancy L. Gallagher
Nancy L. Gallagher, Secretary


STATE OF MISSOURI   )
                    )   ss.
COUNTY OF JACKSON   )

     I, the undersigned, a notary public, do hereby certify that on the 2nd day of April, 1996, personally appeared before me Peter C. Brown, who, being by me first duly sworn, declared that he is the Executive Vice President of American Multi-Cinema, Inc., a Missouri corporation, that he signed the foregoing document as Executive Vice President of said corporation, and that the statements contained therein are true.

     In witness whereof, I have hereunto set my hand and affixed my official seal the day and year last above written.


                              /s/ Susan Diane Slusher
                              Notary Public in and for
said
County and State

My Commission expires:

May 10, 1996

                              AMC FILM MARKETING, INC.



                              By:  /s/ Peter C. Brown
                                      Peter C. Brown,
                                      Executive Vice President

(SEAL)

ATTEST:



/s/ Nancy L. Gallagher
Nancy L. Gallagher, Secretary


STATE OF MISSOURI   )
                    )  ss.
COUNTY OF JACKSON   )

     I, the undersigned, a notary public, do hereby certify that on the 2nd day of April, 1996, personally appeared before me Peter C. Brown, who, being by me first duly sworn, declared that he is the Executive Vice President of AMC Film Marketing, Inc., a Missouri corporation, that he signed the foregoing document as Executive Vice President of said corporation, and that the statements contained therein are true.

     In witness whereof, I have hereunto set my hand and affixed my official seal the day and year last above written.



                         /s/ Susan Diane Slusher
                         Notary Public in and for said
County and State

My Commission expires:


May 10, 1996

                PLAN AND AGREEMENT OF LIQUIDATION AND MERGER





     This Plan and Agreement of Liquidation and Merger (the "Plan") is made on April 2, 1996, by American Multi-Cinema, Inc., a Missouri corporation ("AMC"), and AMC Film Marketing, Inc., a Missouri corporation ("AMCFM").
On the Effective Date (as defined in paragraph 4 below), AMC shall own all of the shares of the sole class of stock of AMCFM. It is intended that the merger contemplated by the Plan shall constitute a liquidation of AMCFM in which no taxable gain or loss is recognized pursuant to Section 332 of the Internal Revenue Code of 1986, as amended. The terms and conditions of the Plan are as follows:

     1. Names of Corporations. The names of the corporations proposing to merge are:


                         American Multi-Cinema, Inc.

                                     and

                          AMC Film Marketing, Inc.


     2. Merger. On the Effective Date AMC and AMCFM shall merge into a single corporation by AMCFM merging into AMC.

     3. Name of Surviving Corporation. The name of American Multi-Cinema, Inc., which is to be the surviving corporation, shall not be changed as a result of the merger.

     4. Effective Date. The merger shall be effected at the close of business on April 3, 1996 (the "Effective Date").

     5. Effect of Merger. (a) On the Effective Date, the separate existence of AMCFM shall cease, except to the extent that its separate existence may be continued by law. The existence of AMC shall continue unaffected and unimpaired by the merger, and AMC shall after the Effective Date have all of the rights, privileges, immunities and powers, and shall be subject to all of the duties and liabilities, of a corporation organized under The General and Business Corporation Law of Missouri.

          (b) On the Effective Date, AMC shall have and thereafter possess all the rights, privileges, immunities, powers and franchises, of a public as well as of private nature, of AMCFM, and all property, real, personal and mixed, and all debts due on whatever account and all other choses in action, and every other interest of or belonging to or due to AMCFM shall be taken and deemed to be transferred to and vested or remain in AMC without further act or deed (and the title to any real estate, or any interest therein, vested in the merging corporations shall not revert or be in any way impaired by reason of the merger).

          (c) Upon the Effective Date and thereafter, AMC shall be responsible and liable for all the liabilities and obligations of AMCFM, and any claim existing or action or proceeding pending by or against any of such entities may be prosecuted to judgment as if such merger had not taken place or, in the case of AMCFM, AMC may be substituted in its place. Neither the rights of creditors nor any liens upon the property of the merging corporations shall be impaired by the merger.

          (d) The respective officers of AMCFM are hereby authorized to execute all deeds, assignments and other documents which may be necessary to effect the full and complete transfer of the properties of such corporations to AMC. The officers of AMC are hereby authorized to execute and deliver any and all documents which may be required of it in order for it to assume or otherwise comply with any liability or obligation of AMCFM. If at any time AMC shall determine that any further documents are necessary or desirable to vest in it, according to the terms hereof, the title to any property, rights, privileges, immunities, powers or franchises of AMCFM, then the officers of such entities shall execute and deliver all such documents and do all things necessary to vest in and confirm to AMC title and possession to all such property, rights, privileges, immunities, powers and franchises, and to otherwise carry out the purposes of this Plan.

     6. Cancellation of Shares. (a) The manner and basis of cancelling the shares of stock of the merging corporations shall be as follows:

          (i) On the Effective Date, each share of the authorized $.0625 par value common stock of AMC, whether or not issued and outstanding, shall continue to be one share of the $.0625 par value common stock of AMC.

          (ii) On the Effective Date, each of the 3,000 shares of the $10.00 par value common stock of AMCFM which are issued and outstanding (whether or not such shares are in all respects validly issued) and owned of record by AMC shall be cancelled.

     7. Articles of Incorporation; Bylaws; Directors; Officers. The Articles of Incorporation and Bylaws of AMC shall not be changed by or as a result of the merger. The directors and officers of AMC prior to the merger shall continue in such offices after the merger.

     8. Further Action. Each of the merging corporations shall take all actions and do all things necessary, proper, or advisable under the laws of the State of Missouri to consummate and make effective the merger contemplated herein.


     IN WITNESS WHEREOF, this Plan and Agreement of Liquidation and Merger has been signed on behalf of American Multi-Cinema, Inc. by Peter C. Brown, its Executive Vice President and on behalf of AMC Film Marketing, Inc. by Peter C. Brown, its Executive Vice President, and the corporate seal of each corporation has been affixed hereto and attested to by the Secretary of each corporation, respectively, on the date first above written.

                              AMERICAN MULTI-CINEMA, INC.



                              By: /s/ Peter C. Brown
                                    Peter C. Brown,
                                    Executive Vice President

(SEAL)

ATTEST:



/s/ Nancy L. Gallagher
Nancy L. Gallagher, Secretary


                              AMC FILM MARKETING, INC.



                              By: /s/ Peter C. Brown
                                Peter C. Brown,
                                Executive Vice President

(SEAL)

ATTEST:



/s/ Nancy L. Gallagher
Nancy L. Gallagher, Secretary